UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 9, 2018

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978 Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 738-1893

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Registrant held its annual meeting of stockholders on November 9, 2018, at which time the following individuals were elected as Class 1 Directors of Registrant’s Board of Directors:

Eric Bunting, M.D.

Thomas Bundros

The appointment of Registrant’s independent auditors, Weinberg & Co., P.A., to serve as Registrant’s auditors for the year ending December 31, 2018, was ratified.

251,558,515 shares of Registrant’s common stock were entitled to vote. There were 177,643,247 shares of the Registrant’s common stock present in person and by proxy at the annual meeting, and a quorum was represented at the annual meeting in person and by proxy. The following summarizes vote results for those matters submitted to the Registrant’s stockholders for action at the annual meeting:

1.       Proposal to elect two (2) Class 1 Directors of Registrant’s Board of Directors.

Director:	For:	Against:	Abstain:
Thomas Bundros	84,348,293	302,171	141,613
Eric Bunting	84,294,068	321,096	176,913

2.       Proposal to ratify the appointment of Weinberg & Co., P.A. as Registrant’s independent accountants for the year ending December 31, 2018.

For:	Against:	Abstain:
177,045,055	173,556	424,636

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2018	QS ENERGY, INC.

	By:	/s/ Michael McMullen
	Name:	Michael McMullen
	Title:	CFO

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